EXHIBIT        DESCRIPTION

EX-99.B1 a)Amended and Restated Declaration of Trust, dated May 31, 1995, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 7 filed on April 22, 1996 (Accession # 0000880268-96-000010).

               b) Amendment to the Declaration of Trust dated October 21, 1996 is included herein.

EX-99.B2 Amended and Restated Bylaws dated May 17, 1995 are incorporated by reference to Exhibit 2(b) of Post-Effective Amendment No. 6 filed on February 29, 1996 (Accession # 0000880268-96-000007).

EX-99.B4 Specimen copy of American Century - Benham European Government Bond Fund's share certificate is incorporated herein by reference to Exhibit 4 of the Trust's Registration Statement filed on October 16, 1991.

EX-99.B5 a) Investment Advisory Agreement between American Century International Bond Funds and Benham Management Corporation dated June 1, 1995, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 6 filed on February 29, 1996 (Accession # 0000880268-96-000007).

               b) Investment Sub-Advisory Agreement among American Century International Bond Funds, Benham Management Corporation, and J.P. Morgan Investment Management Inc., dated June 1, 1995 is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 7 filed on April 22, 1996 (Accession # 0000880268-96-000010).

EX-99.B6 Distribution Agreement between American Century International Bond Funds and American Century Investment Services, Inc. dated as of September 3, 1996, is incorporated herein by reference to
               Exhibit 6 of Post-Effective Amendment No. 30 to the Registration Statement of the American Century Government Income Trust filed on November 25, 1996 (Accession # 773674-96-000009).

EX-99.B8 a) Custodian Agreement between American Century International Bond Funds and State Street Bank and Trust Company dated August 10, 1993 is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 7 filed on April 22, 1996 (Accession # 0000880268-96-000010).

               b) Amendment No. 1 dated December 1, 1994 to the Custodian Agreement between American Century International Bond Funds and State Street Bank and Trust Company dated August 10, 1993 is incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 7 filed on April 22, 1996 (Accession # 0000880268-96-000010).

               c) Amendment No. 2 dated March 4, 1996 to the Custodian Agreement between American Century International Bond Funds and State Street Bank and Trust Company dated August 10, 1993 is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 7 filed on April 22, 1996 (Accession # 0000880268-96-000010).

EX-99.B9 Administrative Services and Transfer Agency Agreement between American Century International Bond Funds and American Century Services Corporation dated as of September 3, 1996, is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 30 to the Registration Statement of the American Century Government Income Trust filed on November 25, 1996 (Accession # 773674-96-000009).

EX-99.B10      Opinion  and  consent  of  counsel  as to  the  legality  of  the
               securities  being   registered,   dated  February  27,  1997,  is
               incorporated herein by reference to Rule 24f-2 Notice filed on February 27, 1997 (Accession # 880268-97-000004).

EX-99.B11      Consent  of KPMG  Peat  Marwick  LLP,  independent  auditors,  is included herein.

EX-99.B13      Letter  of  Understanding  relating  to  initial  capital,  dated
               December 20, 1991, is incorporated herein by reference to Exhibit
               13 to Pre-Effective Amendment No. 1 filed on December 26, 1991.

EX-99.B14      a) American Century Individual Retirement Account Plan, including all  instructions  and other relevant  documents,  dated February
               1992, is incorporated herein by reference to Exhibit 14(a) to Post-Effective Amendment No. 2 filed on April 30, 1993.

               b) American Century Pension/Profit Sharing Plan, including all instructions and other relevant documents, dated February 1992, is incorporated herein by reference to Exhibit 14(b) to Post-Effective Amendment No. 2 filed on April 30, 1993.

EX-99.B16      Schedule for computation of each performance  quotation  provided in response to Item 22 is included herein.

EX-99.B17      Power of Attorney dated February 28, 1997 is included herein.

EX-27.1        Financial Data Schedule.